Note 3 - Property and Equipment (Tables)	12 Months Ended
Dec. 31, 2014
Notes Tables
Property, Plant and Equipment [Table Text Block]
	2014	2013
Laboratory equipment	$510,106	$474,602
Leasehold improvements	115,605	115,605
Other furniture, fixtures & equipment	28,685	28,685
Total property and equipment	654,396	618,892
Accumulated depreciation and amortization	(557,703)	(498,665)
Property and equipment, net	$96,693	$120,227